UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 31, 2024
EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Research Drive, Shelton, Connecticut 06484
(Address of principal executive offices)

203-944-5500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EPC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 6, 2024, Edgewell Personal Care Company (the “Company") announced updates to its organizational structure and leadership team. As a result of the new organizational structure, the Company and Eric O’Toole, President, North America, have agreed to mutually part ways pursuant to a Separation Agreement and General Release (the “Agreement”), entered into on July 31, 2024, a copy of which is filed herewith as Exhibit 10.1.

Pursuant to the Agreement, Mr. O’Toole agreed to a customary release and restrictive covenants. Mr. O’Toole’s separation from the Company will be effective November 15, 2024 (the “Separation Date”), after which Mr. O’Toole will be entitled to the following benefits, subject to certain conditions as set forth in the Agreement: (i) a lump sum severance payment in an amount equal to the sum of (a) one and a half times Mr. O’Toole’s annual base salary as of the Separation Date and (b) one and a half times Mr. O’Toole’s target fiscal year 2024 Bonus pursuant to the terms of the Company’s Executive Bonus Plan, less applicable withholdings and deductions required by law, as authorized by Mr. O’Toole and as required by the Company’s Executive Severance Plan (the “Severance Plan”); (ii) if Mr. O’Toole is a participant in the Edgewell Group Health Plan on the Separation Date, the Company shall pay Mr. O’Toole an amount of one and a half times the full monthly premium cost (employer plus employee) for the level of coverage in effect as of the Separation Date multiplied by 18, less applicable withholdings and deductions required by law, as authorized by Mr. O’Toole and as required by the Severance Plan.

On August 6, 2024, the Board appointed Daniel J. Sullivan, age 55, Chief Operating Officer and designated him as the Company’s principal operating officer, effective August 6, 2024. Mr. Sullivan will continue to serve as Chief Financial Officer until December 1, 2024. Mr. Sullivan has served as Chief Financial Officer since April 1, 2019, and President, Europe and Latin America since October 1, 2022. Prior to joining Edgewell, Mr. Sullivan served as Executive Vice President and Chief Financial Officer of Party City Holdco Inc. Previously, Mr. Sullivan spent six years, from 2010 to 2016, with Ahold USA Inc., where he held positions of increasing responsibility within their control and finance divisions, ultimately serving as Executive Vice President and Chief Financial Officer from 2013 to 2016. Prior to that, Mr. Sullivan spent 13 years at Heineken N.V, most recently as the Chief Financial and Operating Officer of Heineken USA. Mr. Sullivan is a certified public accountant.

Also on August 6, 2024, the Board appointed Francesca Weissman, age 49, Chief Financial Officer and designated her as the Company’s principal financial officer, effective December 1, 2024, succeeding Mr. Sullivan in the role. Ms. Weissman has served as Senior Vice President, Finance and Business Strategy since 2019. Prior to joining Edgewell, Ms. Weissman served as Chief Financial Officer of Party City, a subsidiary of Party City Holdco Inc., from March 2017 to 2019. Previously, Ms. Weissman spent six years, from 2011 to 2017, with Ahold USA Inc., where she held positions of increasing responsibility within their control and finance divisions, ultimately serving as Senior Vice President Strategy, Financial Planning and Analysis from 2014 to 2017. Prior to that, Ms. Weissman spent 12 years at Heineken N.V, most recently as Vice President Finance and Strategic Planning. Ms. Weissman began her career at Ernst & Young and is a certified public accountant.

There is no arrangement or understanding between either Mr. Sullivan or Ms. Weissman and any other person pursuant to which they were appointed as executive officers of the Company. There has been no transaction, or proposed transaction, since October 1, 2022, to which either Mr. Sullivan or Ms. Weissman or any member of their respective immediate family had, or is to have, a direct or indirect material interest or any other related person transaction with the Company within the meaning of Item 404(a) of Regulation S-K. There are no family relationships between either Mr. Sullivan or Ms. Weissman and any of the Company’s other executive officers, directors or persons nominated or chosen by the Company to become executive officers or directors.

The terms of Mr. Sullivan’s and Ms. Weissman’s compensation in connection with the foregoing appointments have not yet been determined. In accordance with Instruction 2 of Item 5.02 of Form 8-K, the Company will amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.
Item 7.01 Regulation FD Disclosure.
On August 6, 2024, the Company issued a press release (the “Organizational Press Release”) announcing the updates to its organizational structure and leadership team disclosed in this Current Report on Form 8-K and certain changes to management roles and responsibilities under the leadership of Rod Little. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 and in Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Separation Agreement and General Release entered into on July 31, 2024 by and between Eric O’Toole and Edgewell Personal Care Company.
99.1	Press Release of Edgewell Personal Care Company issued on August 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EDGEWELL PERSONAL CARE COMPANY

By: /s/ LaTanya Langley
LaTanya Langley
Chief People and Legal Officer

Dated: August 6, 2024